                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 22,1997
                                                 -------------


                          IMTEK OFFICE SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                 33-24464-NY                 11-2958856
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File No.)              Identification No.)


              8028 Ritchie Highway, Suite 208, Pasadena, Md. 21122
--------------------------------------------------------------------------------

Registrant's telephone number, including area code     (410) 768-9700
                                                     --------------------------

        SPECTRUM EQUITIES, INC., 9942 N.W. 6th Place, Plantation, FL33324
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 1.       Change of Control of Registrant.

      As a result of the acquisition on Imtek Corporation on April 22, 1997, discussed in Item 2, the former shareholders of Imtek Corporation obtained control of the Registrant by virtue of the 4,375,000 shares of the Registrant's common stock issued to them in exchange for the issued and outstanding shares of Imtek Corporation. Such 4,375,000 is over 50% of the Registrant's total issued and outstanding common stock after the transaction. Pursuant to the terms of the acquision agreement, new directors and officers selected by the former shareholders of Imtek Corporation were appointed. After electing the new directors, the Registrant's prior director resigned.

Item 2.       Acquisition or Disposition of Assets.

      On April 22, 1997 the Registrant all of the issued and outstanding shares of Imtek Corporation, a development stage company formed on April 1, 1997 to engage in the sale and servicing of copiers and facsimiles, sales of office supplies, rebuilding and renting high volume copiers and duplicators and commercial printing and copying in the Baltimore, Md., Washington, D.C. and Richmond, Va. area. As of the date of acquisition, the assets of Imtek Corporation consisted of an inventory of photocopiers available for sale or lease and notes receivable, which assets were contributed by its shareholders. The Registrant issued 4,375,000 shares of its common stock in exchange for the 50,000 issued and outstanding shares of Imtek Corporation.

Item 5.       Other Events.

      On April 28, 1997 the Registrant amended its Certificate of Incorporation to change its name to Imtek Office Solutions, Inc. and to effectuate a 1-for-400 reverse stock split. As a result of the reverse stock split, the Registrant now has outstanding 5,000,000 shares of common stock.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

      Exhibit 1 herewith is the acquisition agreement between Registrant and the Shareholders of Imtek Corporation.

      Exhibit 2 herewith is Certificate of Amendment to Certificate of Incorporation.

      Registrant files herewith the following Audited Financial Statements of Imtek Corporation which was acquired by Registrant as reported in Item 2:

         Report of Independent Accountants

         Balance Sheet as of April 1, 1997 (date of inception)

         Statements of Stockholders' Equity as of April 1, 1997

         Statement of Cash Flows as of April 1, 1997

         Notes to Financial Statements

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMTEK OFFICE SOLUTIONS, INC.



                                             By: /s/ Edwin Hirsch
                                                  ----------------------------
May 5, 1997                                          Edwin Hirsch
                                                     President

                                IMTEK CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS
                       AND INDEPENDENT ACCOUNTANTS' REPORT

                                  APRIL 1, 1997
                               (DATE OF INCEPTION)

                                IMTEK CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                TABLE OF CONTENTS
                                  APRIL 1, 1997
                               (DATE OF INCEPTION)
--------------------------------------------------------------------------------

                                                                           PAGE


INDEPENDENT ACCOUNTANTS' REPORT..............................................3


FINANCIAL STATEMENTS


         BALANCE SHEET.......................................................4


         STATEMENT OF STOCKHOLDERS' EQUITY...................................5


         STATEMENT OF CASH FLOWS.............................................6


         NOTES TO FINANCIAL STATEMENTS.......................................7


                         INDEPENDENT ACCOUNTANTS' REPORT


BOARD OF DIRECTORS
IMTEK CORPORATION


We have audited the accompanying balance sheet of Imtek Corporation (a development stage company) as of April 1, 1997, and the related statements of stockholders' equity and cash flows as of April 1, 1997 (date of inception). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Imtek Corporation as of April 1, 1997 and its cash flows for the period then ended in conformity with generally accepted accounting principles.


S/SCHILLER, HOLINSKY & GARDYN, P.A.



APRIL 21, 1997

                                IMTEK CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  APRIL 1, 1997
                               (DATE OF INCEPTION)
--------------------------------------------------------------------------------


                                     ASSETS

CURRENT ASSETS
  Current portion of notes receivable                        $107,241
  Inventory                                                   346,488
                                                             --------

       Total current assets                                   453,729

NOTES RECEIVABLE                                              285,942
                                                             --------

                                                             $739,671
                                                             ========





                      LIABILITIES AND STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY
   Common stock - authorized, issued and
       outstanding 50,000 shares, $1 par value               $ 50,000
   Additional paid-in capital                                 689,671
                                                             --------

                                                             $739,671
                                                             ========








--------------------------------------------------------------------------------

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                IMTEK CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                  APRIL 1, 1997
                               (DATE OF INCEPTION)
--------------------------------------------------------------------------------

                                                     Additional      Total
                                           Common      Paid-in    Stockholders'
                                           Stock       Capital       Equity
                                           -----       -------       ------
Issuance of 50,000 shares of
   common stock                           $50,000      $689,671     $739,671
                                          =======      ========     ========





















--------------------------------------------------------------------------------
        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                IMTEK CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                                  APRIL 1, 1997
                               (DATE OF INCEPTION)
                           INCREASE (DECREASE) IN CASH
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                 $     --
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Inventory                                               (346,488)
                                                             --------

         NET CASH USED BY OPERATING ACTIVITIES               (346,488)

CASH FLOWS FROM INVESTING ACTIVITIES
  Notes receivable                                           (393,183)
                                                             --------

         NET CASH USED BY INVESTING ACTIVITIES               (393,183)

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of common stock                                     50,000
  Additional paid-in capital                                  689,671
                                                             --------

         NET CASH PROVIDED BY FINANCING ACTIVITIES            739,671

         NET INCREASE (DECREASE) IN CASH                           --
                                                             --------
BALANCE - April 1, 1997                                      $     --
                                                             ========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
------------------------------------------------

  Acquisition of notes receivable for contributed capital    $393,183
                                                             ========
  Acquisition of inventory for contributed capital           $346,488
                                                             ========







--------------------------------------------------------------------------------

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                IMTEK CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  APRIL 1, 1997
                               (DATE OF INCEPTION)
--------------------------------------------------------------------------------


NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

1.    NATURE OF BUSINESS

      Imtek Corporation (the Company) was formed to engage in the sale and servicing of copiers and facsimiles, sales of office supplies, rebuilding and renting high volume copiers and duplicators and commercial printing and copying. The Company anticipates conducting business in the Baltimore, Washington, DC, and Richmond and Tidewater, Virginia metropolitan areas. At April 1, 1997, the Company had not yet commenced operations.

2.    INVENTORY

      Inventory, which consists of Meta and Xerox copiers, is valued at the lower of cost or market. Cost is determined on the first-in, first-out
      (FIFO) method.

3.    ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.    CASH AND CASH EQUIVALENTS

      For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.







--------------------------------------------------------------------------------

                                IMTEK CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                  APRIL 1, 1997
                               (DATE OF INCEPTION)
--------------------------------------------------------------------------------


NOTE B - NOTES RECEIVABLE

The Company owns three trade notes receivable, which were contributed by two stockholders.

The first two notes receivable in the aggregate amount of $110,182 are receivable in aggregate monthly installments of $8,473 including principal and interest at 12%. These notes are unsecured and mature May, 1998.

The third note receivable, in the amount of $283,001, bears interest at 9% and is secured by the stock of CMS Holdings, Inc. (a Virginia corporation engaged in the sale of copiers and related service and supplies). This note is receivable monthly, interest only, through December, 1997. Beginning January, 1998, this note is receivable in monthly principal and interest installments of $7,215, maturing September, 2001.

Maturities of these notes receivable are as follows for the years ending March
31:

      1998                                                 $107,241
      1999                                                   79,654
      2000                                                   84,219
      2001                                                   79,542
      2002                                                   42,527


NOTE C - NON-CASH TRANSACTIONS

On April 1, 1997, the Company issued 50,000 shares of its common stock for assets contributed by its stockholders.

Inventory, which consists of copiers, was valued at 30% of original cost, which management believes approximates fair market value.

Notes receivable, which have been performing for periods varying between twelve and twenty-four months were contributed at the remaining face value as of April 1, 1997, which management believes approximates fair market value.




--------------------------------------------------------------------------------